Financial Risk Management Objectives and Policies (Details) - Schedule of Foreign Currency Risk	Jun. 30, 2023 USD ($)	Jun. 30, 2023 CAD ($)	Jun. 30, 2023 ILS (₪)	Jun. 30, 2022 USD ($)	Jun. 30, 2022 CAD ($)	Jun. 30, 2022 ILS (₪)
Schedule of Foreign Currency Risk [Abstract]
Cash and cash equivalents	$ 4,770,507	$ 14,293		$ 3,138,079	$ 29,224
Trade receivables	46,821			279,986
Trade payables	577,644	1,841	24,636	73,430	803	2,240
Total exposure	$ 5,394,972	$ 16,134	₪ 24,636	$ 3,491,495	$ 30,027	₪ 2,240